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                                                                 Exhibit 10.11.2

                                       AMENDMENT NO. 2 TO
                                   REVOLVING CREDIT AGREEMENT


         THIS AMENDMENT NO. 2 dated as of August 15, 1996 (this "Amendment") between Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Borrower"), the Lenders signatory hereto, Wells Fargo Bank. N.A. (the "Managing Agent") and Bank of America National Trust and Savings Association (the "Administrative Agent"), as agents and representatives for the Lenders, to the Revolving Credit Agreement dated as of November 30, 1995 between the Borrower, the Lenders, the Managing Agent and the Administrative Agent, as amended by Amendment No. 1 to the Revolving Credit Agreement dated as of July 1, 1996 (as amended, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         WHEREAS, the Borrower, the Lenders, the Managing Agent and the Administrative Agent have agreed to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree:

                                    ARTICLE I
                       AMENDMENTS TO THE CREDIT AGREEMENT

         1.1. Deletion of Section 5.10. Section 5.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the words "INTENTIONALLY OMITTED."

         1.2 Addition of Section 6.4.11. A new Section 6.4.11 is added to the Credit Agreement to read in its entirety as follows:

             6.4.11. CONSTRUCTION IN PROCESS. The value of all construction in process of the Borrower as of the end of any Fiscal Quarter, calculated at the lower of cost or fair market value (in each case determined in accordance with GAAP) shall not exceed 20% of Gross Asset Value for such Fiscal Quarter.

         1.3 Amendment to Section 6.2.3. Section 6.2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

             6.2.3. Existing apartment projects or land upon which the Borrower plans to develop apartment projects;

         1.4 Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

             6.10. No Borrower Party shall engage in any material acquisition, merger, formation, investment in any partnership/joint venture/Subsidiary, asset purchases, or transfer of assets without the prior written approval of
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                  the Majority Lenders. For purposes of this Section 6.10,
                  material is defined as any transaction in which the obligation of a Borrower Party equals or exceeds Five Million Dollars ($5,000,000) or any transaction which is not incidental to the ownership, construction and operation of apartment communities of the Borrower. Notwithstanding the foregoing, (i) Borrower may purchase Real Property without consent of the Majority Lenders; and (ii) the Guarantor may reincorporate in any State of the United States, by merger with and into a wholly owned subsidiary formed solely for the purpose of reincorporation which, prior to such merger, conducts no business and has no assets or liabilities; provided, however, that in connection with any such reincorporation, the Guarantor or its successor shall deliver or cause to be delivered to the Lender Parties such documents and instruments as the Co-Agents may reasonably request in form and substance acceptable to the Co-Agents in their reasonable judgment, including without limitation a reaffirmation or re-execution of the Guaranty, certified copies of all organizational documents, agreements and plans of merger, and certificates issued by Governmental Authorities, evidence that the partnership agreement of the Borrower does not require consent to such transaction or that such consent has been obtained, evidence that the partnership of the Borrower remains in full force and effect notwithstanding such merger, and legal opinions regarding the authorization, execution and delivery of any new Guaranty and the continued enforceability of the Loan Documents.

                                   ARTICLE II
                               GENERAL PROVISIONS

         2.1. Integration: Entire Agreement. The Amendment is an amendment of the Credit Agreement pursuant to Section 9.3.1. of the Credit Agreement. Upon execution and delivery of this Amendment by all parties hereto, the Credit Agreement shall be modified and amended in accordance with this Amendment, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in the case of conflict, the provisions of this Amendment will prevail. The Credit Agreement, as amended by this Amendment, together with the other Loan Documents, is intended by the parties as the final expression their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. The Credit Agreement, as amended hereby, and each of the Loan Documents, remain in full force and effect and all amounts payable by Borrower thereunder are payable without defense, offset or counterclaim of any kind whatsoever.

         2.2. Benefits of Amendment. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respect successors and assigns to the extent contemplated by the Credit Agreement.

         2.3. Interpretation. The headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.



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         2.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective as of the date set forth above upon the execution of a counterpart hereof by each of the parties hereto. Faxed signatures of this Amendment shall be binding for all purposes.

         2.5. Severability. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

         2.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                              BORROWER:
                              IRVINE APARTMENT COMMUNITIES, L.P.
                              A DELAWARE LIMITED PARTNERSHIP
                                     BY:    IRVINE APARTMENT COMMUNITIES, INC.,
                                            A MARYLAND CORPORATION,
                                            GENERAL PARTNER


                                            By:  /s/ Richard E. Moran Jr.
                                               ---------------------------------
                                            Name: Richard E. Moran Jr.
                                                 -------------------------------
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                  ------------------------------


                                            By:  /s/ Tyler H. Rose
                                               ---------------------------------
                                            Name:  Tyler H. Rose
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------


                              CO-AGENTS:
                              WELLS FARGO BANK, N.A.



                              By:   /s/ Debra L. Autry
                                  ----------------------------------------------
                              Name:  Debra L. Autry
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------


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                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION


                                   By:  /s/ Elena B. Bennett
                                      ------------------------------------------
                                   Name:  Elena B. Bennett
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------


                                   LENDERS:
                                   WELLS FARGO BANK, N.A., A NATIONAL BANKING
                                   ASSOCIATION


                                   By:  /s/ Kristin Miller
                                      ------------------------------------------
                                   Name:  Kristin Miller
                                        ----------------------------------------
                                   Title:  Asst. Vice President
                                         ---------------------------------------



                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, A NATIONAL BANKING ASSOCIATION


                                   By:  /s/ Elena B. Bennett
                                      ------------------------------------------
                                   Name:  Elena B. Bennett
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------



                                   FIRST NATIONAL BANK OF BOSTON, A NATIONAL
                                   BANKING ASSOCIATION


                                   By:  /s/ William F. Hipp
                                      ------------------------------------------
                                   Name:  William F. Hipp
                                        ----------------------------------------
                                   Title: Division Executive
                                         ---------------------------------------


                                   FIRST BANK NATIONAL ASSOCIATION, A NATIONAL
                                   BANKING ASSOCIATION


                                   By:  /s/ Stephen P. Bailey
                                      ------------------------------------------
                                   Name:  Stephen P. Bailey
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------





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                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK, A NEW
                                YORK CORPORATION


                                By:  /s/ Timothy V. O'Donovan
                                    ------------------------------------------
                                Name:  Timothy V. O'Donovan
                                      ----------------------------------------
                                Title: Vice President
                                       ---------------------------------------




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